United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 28, 2020 (May 22, 2020)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2020, Louisiana-Pacific Corporation (the “Company”) entered into an amendment (the “Second Amendment”) to its existing credit agreement, dated as of June 27, 2019 (as amended, the “Credit Agreement”), among the Company, as borrower, the guarantors from time to time party thereto, American AgCredit, PCA (the “Agent”), as Administrative Agent and Sole Lead Arranger, the lenders from time to time party thereto and CoBank, ACB, as letter of credit issuer. The Second Amendment modified Section 6.05(c) of the Credit Agreement to disregard, for purposes of the Company’s representations and warranties included in the Credit Agreement, the impacts of the ongoing COVID-19 pandemic on the Company’s business, operations or financial conditions that were disclosed to lenders or otherwise publicly available in the Company’s filings with the Securities and Exchange Commission prior to the First Amendment Effective Date (as defined in the Credit Agreement).

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2020 annual meeting of stockholders on May 22, 2020 (the “Annual Meeting”), at which a total of 103,963,224 shares of the Company's common stock, out of a total of 112,169,099 shares of the Company's common stock outstanding and entitled to vote, were present in person or represented by proxies. The final results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the SEC on April 9, 2020.

The following proposals were voted on at the Annual Meeting:

a) To elect the following individuals to serve as directors of the Company until the 2023 Annual Meeting of Shareholders. The results of the election of the nominees were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Kurt M. Landgraf	95,775,382	1,733,194	922,726	5,531,922
Stephen E. Macadam	97,177,570	234,396	1,019,336	5,531,922

b) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
101,226,762	1,821,605	914,857	N/A

c) To approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
95,005,651	2,304,485	1,121,166	5,531,922

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Second Amendment to Amended and Restated Credit Agreement, dated May 27, 2020, among the Company, as borrower, American AgCredit PCA, as administrative agent, CoBank, ACB, as letter of credit issuer and lenders and voting participants party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer

Date: May 28, 2020